Income Taxes - Schedule of Reconciliation of U.S. Federal Statutory Income Tax Rate to Effective Income Tax Rate (Details) - BETTER THERAPEUTICS OPCO [Member] - USD ($)	3 Months Ended	5 Months Ended	9 Months Ended		12 Months Ended
	Sep. 30, 2020	Dec. 31, 2020	Sep. 30, 2021	Sep. 30, 2020	Dec. 31, 2020	Dec. 31, 2019
Expected income tax benefit at the federal statutory rate					$ (1,309,000)
State taxes, net of federal benefit					(2,000)
Research and development credit, net					(208,000)
Deferred tax on conversion to a corporation					907,000
Non-deductible items					3,000
Partnership loss					676,000
Other					1,000
Change in valuation allowance					85,000
Total provision for income taxes	$ 71,000	$ 153	$ (150,000)	$ 71,000	$ 153,000	$ 0